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                                                                    Exhibit 99.1

     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Thomas D. O'Malley, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Premcor Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Premcor Inc.'s Registration Statement on Form S-1 became effective on April 29, 2002 and accordingly, Premcor Inc. has not yet been obligated to file an Annual Report on Form 10-K with the Commission.

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Premcor Inc. filed with the Commission subsequent to the filing of the Form S-1 identified above; and

     o  any amendments to any of the foregoing.



     /s/ Thomas D. O'Malley
     ------------------------
     Thomas D. O'Malley
     August 14, 2002

                                     Subscribed and sworn to before me
                                     this 14th day of August, 2002.

                                     /s/ Ardith Anderson Pappas
                                     ---------------------------
                                     Notary Public

                                     My Commission expires:
                                     November 30, 2002